AMERICAN MARKETING AND SALES, INC.

AUDITED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

AMERICAN MARKETING AND SALES, INC.

AUDITED FINANCIAL STATEMENTS

TABLE OF CONTENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	1

AUDITED FINANCIAL STATEMENTS

BALANCE SHEETS	2

STATEMENTS OF OPERATIONS	3-4

STATEMENT OF CHANGES IN STOCKHOLDERS'
EQUITY (DEFICIT)	5

STATEMENTS OF CASH FLOWS	6

NOTES TO AUDITED FINANCIAL STATEMENTS	7-11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

American Marketing and Sales, Inc.

We have audited the accompanying balance sheets of American Marketing and Sales, Inc. (the "Company") as of December 30, 2006 and 2005, and the related statements of operations, changes in stockholders’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Marketing and Sales, Inc. as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Child, Van Wagoner & Bradshaw, PLLC

Salt Lake City, Utah

November 26, 2007

AMERICAN MARKETING AND SALES, INC.

BALANCE SHEETS

DECEMBER 31, 2006 AND 2005

	ASSETS	2006	2005
CURRENT ASSETS:
	Cash and cash equivalents	$35,817	$40,875
	Accounts receivable – trade	1,785,279	1,139,838
	Short-term loan receivable	11,730	14,157
	Inventory	288,896	131,446
	Prepaid expenses	20,190	14,750
	Total current assets	2,141,912	1,341,066

PROPERTY AND EQUIPMENT (Note 2)		3,894,108	4,090,902
	Less – accumulated depreciation	1,859,171	1,453,605
	Total property and equipment	2,034,937	2,637,297

Total Assets		$4,176,849	$3,978,363

	LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
	Accounts payable	$283,972	$121,898
	Notes payable (Note 3)	-	695,384
	Note payable – related party (Note 4)	1,499,000	2,000,000
	Total current liabilities	1,782,972	2,817,282

Total Liabilities		1,782,972	2,817,282

STOCKHOLDERS’ EQUITY
	Common stock; no par value, 10,000 shares authorized,
	5,000 shares issued and outstanding	1,000	1,000
	Contributed capital	299,238	142,535
	Retained earnings	2,093,639	1,017,546
	Total stockholders’ equity	2,393,877	1,161,081

Total Liabilities and Stockholders’ Equity		$4,176,849	$3,978,363

*See accompanying notes to audited financial statements.

AMERICAN MARKETING AND SALES, INC.

STATEMENTS OF OPERATIONS FOR THE YEARS

ENDED DECEMBER 31, 2006 AND 2005

	2006	2005
SALES:
Caterware sales	$8,121,457	$7,175,652
Partyware sales	1,342,690	1,665,352
Total sales	9,464,147	8,841,004

COSTS OF GOODS SOLD:
Caterware cost of goods sold	6,928,496	4,769,391
Partyware cost of goods sold	1,106,200	1,817,783
Total costs of goods sold	8,034,696	6,587,174

GROSS PROFIT	1,429,451	2,253,830

OPERATING EXPENSES:
Depreciation expense	22,601	41,923
Commissions	312,167	268,231
Payroll	147,990	136,468
Repairs and maintenance	56,882	141,817
Other general and administrative expenses	290,816	283,783
Total operating expenses	830,456	872,222

INCOME FROM OPERATIONS	598,995	1,381,608

OTHER INCOME (EXPENSES):
Commission income	-	7,500
Interest income	873	1,094
Interest expense	-32,493	-31,678
Interest expense - related party	-156,703	-142,535
Loss on sale of assets	-2,583	-55,529
Total other income (expenses)	-190,906	-221,148

NET INCOME FROM CONTINUING OPERATIONS	408,089	1,160,460

AMERICAN MARKETING AND SALES, INC.

STATEMENTS OF OPERATIONS FOR THE YEARS

ENDED DECEMBER 31, 2006 AND 2005 (CONTINUED)
	2006	2005

DISCONTINUED OPERATIONS (Note 6):
Income (loss) from discontinued operations	220,754	-51,191
Gain on sale of discontinued operations	447,250	-

NET INCOME (LOSS) FROM
DISCONTINUED OPERATIONS	668,004	-51,191

NET INCOME	$1,076,093	$1,109,269

NET EARNINGS (LOSS) PER
SHARE (BASIC AND DILUTED):
Continuing operations	$81.62	$232.09
Discontinued operations	133.6	-10.24
TOTAL	$215.22	$221.85

WEIGHTED AVERAGE COMMON SHARES
OUTSTANDING	5,000	5,000

*See accompanying notes to audited financial statements.

AMERICAN MARKETING AND SALES, INC.

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)

FOR THE YEARS ENDED

DECEMBER 31, 2006 AND 2005

.
					RETAINED	TOTAL
	COMMON STOCK			CONTRIBUTED	EARNINGS	STOCKHOLDER
	SHARES		AMOUNT	CAPITAL	(DEFICIT)	EQUITY (DEFICIT)

BALANCE, DECEMBER 31, 2004	5,000		$1,000	$-	$(91,723)	$(90,723)

Imputed interest – related party note
payable (Note 4)	-	-	-	142,535	-	142,535
Net income	-	-	-	-	1,109,269	1,109,269
BALANCE, DECEMBER 31, 2005	5,000		1,000	142,535	1,017,546	1,161,081

Imputed interest – related party note
payable (Note 4)	-	-	-	156,703	-	156,703
Net income	-	-	-	-	1,076,093	1,076,093
BALANCE, DECEMBER 31, 2006	5,000		$1,000	$299,238	$2,093,639	$2,393,877

*See accompanying notes to audited financial statements.

AMERICAN MARKETING AND SALES, INC.

STATEMENTS OF CASH FLOWS FOR THE YEARS

ENDED DECEMBER 31, 2006 AND 2005

	2006	2005

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,076,093	$1,109,269
Reconciliation of net income to net cash provided
by (used in) operating activities:
Depreciation expense	553,716	463,010
Loss on sale of assets	2,583	55,529
Loss (gain) from sale of discontinued operations	-447,250	-
Imputed interest – related party note payable	156,703	142,535
Change in operating assets and liabilities:
Increase in accounts receivable – trade	-645,441	-1,139,838
Increase in inventory	-357,450	-131,447
Increase in prepaid expenses	-5,440	-14,750
Increase in accounts payable	162,074	121,899

Net cash provided by operating activities	495,588	606,207

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	-607,689	-709,508
Payments received from loans receivable	2,427	2,507
Proceeds from sale of discontinued operations	1,300,000	-
Proceeds on sale of fixed assets	1,000	-

Net cash provided by (used in) operating activities	695,738	-707,001

CASH FLOWS FROM FINANCING ACTIVITIES:
Checks in excess of bank balance	-	-176,761
Principal payments on note payable – related party	-501,000	-217,000
Proceeds from note payable – related party	-	376,764
Principal payments on note payable	-695,384	-246,112
Proceeds from note payable	-	400,000

Net cash provided by (used in) financing activities	-1,196,384	136,891

NET INCREASE (DECREASE) IN CASH AND
CASH EQUIVALENTS	-5,058	36,097
CASH AND CASH EQUIVALENTS, BEG OF YEAR	40,875	4,778
CASH AND CASH EQUIVALENTS, END OF YEAR	$35,817	$40,875

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid for interest	$32,493	$31,678

NON-CASH FINANCING AND INVESTING ACTIVITIES:
Assets acquired through 100% debt financing	$-	$487,000
Interest charged to contributed capital	$156,703	$142,535

*See accompanying notes to audited financial statements.

AMERICAN MARKETING AND SALES, INC.

NOTES TO AUDITED FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2005

NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Line of Business:

American Marketing and Sales, Inc. (the "Company") was incorporated on November 5, 1998 in the state of Massachusetts. The Company is in business to design, manufacture, and sell plastic Caterware and Partyware products nationwide.

Use of Estimates:

Management uses estimates and assumptions in preparing financial statements in accordance with accounting principles generally accepted in the United States of America. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

Cash and cash equivalents:

Cash and cash equivalents consist of cash and short-term investments in highly liquid instruments such as certificates of deposit and time deposits which have maturities of three months or less at the date of purchase.

Inventories:

Inventories include raw material parts that are used in production. The Company outsources all of their manufacturing functions. Products are built as orders are received and then products are directly shipped from the manufacturing plants to customers. No finished good inventories are held by the Company at any time. Inventories are stated at the lower of cost or market.

Property and Equipment and Depreciation:

Property and equipment is stated at cost. Depreciation is provided principally on the straight-line basis over the estimated useful lives of the depreciable assets as follows:
Assets		Estimated Useful Life
	Molds	8 years
	Office furniture and equipment	5 to 7 years
	Automobiles and trucks	5 years

Advertising:

The Company expenses all advertising costs as incurred. During the years ended December 31, 2006 and 2005 the Company incurred $8,185 and $2,675 in advertising expenses, respectively.

AMERICAN MARKETING AND SALES, INC.

NOTES TO AUDITED FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2005

NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes:

The Company has elected to be taxed under the provisions of subchapter "S" of the Internal Revenue Code. Under those provisions the Company does not pay corporate income taxes on its taxable income; instead the stockholders are liable for individual income taxes on the Company’s taxable income.

Net Earnings per Share:

The Company has adopted Financial Accounting Standards Board ("FASB") Statement Number 128, "Earnings per Share," ("EPS") which requires presentation of basic and diluted EPS on the face of the income statement for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation. In the accompanying financial statements, basic earnings (loss) per share is computed by dividing net income/loss by the weighted average number of shares of common stock outstanding during the period.

The following table sets forth the computation of basic and diluted earnings per share for continuing and discontinued operations for the years ended December 31, 2006 and 2005:

NET EARNINGS (LOSS) PER SHARE

(BASIC AND DILUTED):

	2006	2005
Continuing operations	$81.62	$232.09
Discontinued operations	133.60	(10.24)
TOTAL	$215.22	$221.85
WEIGHTED AVERAGE COMMON SHARES
OUTSTANDING	5,000
5,000

Revenue Recognition:

The Company recognizes revenue from product sales in accordance with Staff Accounting Bulletin No. 104, which requires recognition when persuasive evidence of an arrangement exists, the price is fixed or determinable, delivery has occurred, and payment is reasonably assured. The Company has determined that these criteria have been met upon shipment, and recognizes revenue at that point.

Pursuant to SFAS No. 5, "Accounting for Contingencies," the Company has examined collection history, financial conditions of clients, and general economic conditions and determined that it is not necessary to set an allowance for doubtful accounts, which have historically not been significant.

AMERICAN MARKETING AND SALES, INC.

NOTES TO AUDITED FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2005

NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recently Issued Accounting Pronouncements:

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115." The fair value option established by this statement permits all entities to choose to measure eligible items at fair value at specified election dates. A business entity shall report unrealized gains and losses on items for which the fair value option has been elected in earnings (or another performance indicator if the business entity does not report earnings) at each subsequent reporting date. This statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007.

In December 2007, the FASB issued SFAS NO. 160 "Noncontrolling Interests in Consolidated Financial Statements – an amendment of ARB No. 51." This statement amends ARB 51 to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. This statement is effective for fiscal years beginning on or after December 15, 2008. The statement applies prospectively as of the beginning of the fiscal year in which this is applied.

In December 2007, the FASB issued SFAS No. 141(R) "Business Combinations." This statement replaces FASB Statement No. 141, Business Combinations. This statement retains the fundamental requirements in Statement 141 that the acquisition method of accounting be used for all business combinations and for an acquirer to be indentified for each business combination. This statement applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008.

The Company has assessed the application of new accounting standards and has determined that new accounting standards have no significant impact on its financial statements.

AMERICAN MARKETING AND SALES, INC.

NOTES TO AUDITED FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2005

NOTE 2: PROPERTY AND EQUIPMENT

Property, plant and equipment are summarized at cost as follows:
	2006	2005
Assets:
Molds	$3,778,209	$3,952,842
Office furniture and equipment	48,150	34,445
Automobiles and trucks	67,749	103,615
Total fixed assets	$3,894,108	$4,090,902
Accumulated depreciation:
Molds	$1,806,462	$1,389,390
Office furniture and equipment	32,386	32,333
Automobiles and trucks	20,323	31,882
Total accumulated depreciation	$1,859,171	$1,453,605

Depreciation expense totaled $553,716 and $463,010 for the years ended December 31, 2006 and 2005, respectively, of which $80,983 and $33,059 is attributable to discontinued operations (Note 6) and included in income (loss) from discontinued operations in the statements of operations for the years ended December 31, 2006 and 2005, respectively. Depreciation on the molds of $450,132 and $388,028 was included in cost of good sold of continuing operations in the statements of operations for the years ended December 31, 2006 and 2005, respectively.

NOTE 3: NOTES PAYABLE

On March 15, 2004, the Company entered into a credit agreement with Flagship Bank, which provides a line of credit for $550,000. The line of credit is secured by all assets of the Company. Borrowed funds bear interest at a variable rate equal to 1% above the prime rate. The balance as of December 31, 2006 and 2005 was $0 and $318,534, respectively.

On September 22, 2005, the Company entered into a loan agreement in the amount of $400,000 with Flagship Bank. The loan is secured by all the assets of the Company and is personally guaranteed by an officer of the Company. Borrowed funds bear interest at a variable rate equal to 1% above the prime rate. The balance as of December 31, 2006 and 2005 was $0 and $376,850, respectively.

At December 31, 2005, the notes payable totaled $695,384 and were classified as current liabilities due to their maturity and repayment during 2006.

AMERICAN MARKETING AND SALES, INC.

NOTES TO AUDITED FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2005

NOTE 4: RELATED PARTY TRANSACTIONS

Notes Payable:

A shareholder of the Company regularly advances funds to the Company as needed. As of December 31, 2004, the shareholder’s note payable had a balance of $1,349,720. During 2005, the shareholder advanced $380,280 in cash and $487,000 in molds. The Company made payments totaling $501,000 and $217,000 during 2006 and 2005, respectively, resulting in a note payable balance of $1,499,000 and $2,000,000 at December 31, 2006 and 2005, respectively.

The note is unsecured and due on demand, and is therefore classified as a current liability. The Company has elected to impute annual interest at prime plus 1% and charge the interest to contributed capital. Interest recorded on the note totaled $156,703 and $142,535 for 2006 and 2005, respectively.

Rent:

The Company leases their office and warehouse space from a related party as a tenant-at-will. Total rent expense for December 31, 2006 and 2005 was $9,600 and $1,200, respectively.

NOTE 5: SUBSEQUENT EVENTS

On August 14, 2007, the Company entered into an agreement and plan of merger with Datameg Corporation (OTCBB: DTMG), a holding company with subsidiaries operating in various technology industries. The merger was completed on December 10, 2007.

NOTE 6: DISCONTINUED OPERATIONS:

During the year ended December 31, 2005, the Company started their pet product line, Pets Choice. In August of 2006, the Company sold their Pets Choice product line to an unrelated entity for $1,300,000 in cash. The product line earned net income (loss) of $220,754 and ($51,191) during the years ended December 31, 2006 and 2005, respectively. Included in the sale were all the molds associated with the Pets Choice product line with a book value of $652,749, rights to sell under the Pets Choice name, all customer accounts, and raw material inventory in the amount of $200,000. The sale resulted in a net gain of $447,250 during 2006.

In accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," the operations and gain on the sale of the product line were reported as discontinued operations in the statement of operations.